                                                                      Exhibit 24


                                POWER OF ATTORNEY

              Annual Report on Form 10-K for the Fiscal Year Ended
                                December 31, 2002


The undersigned directors of the following companies (each respectively the "Company")

        Company                                  State of Incorporation
  AEP Generating Company                                  Ohio
  Appalachian Power Company                             Virginia
  AEP Texas Central Company                              Texas
  AEP Texas North Company                                Texas
  Columbus Southern Power Company                         Ohio
  Kentucky Power Company                                Kentucky
  Ohio Power Company                                      Ohio
  Public Service Company of Oklahoma                    Oklahoma
  Southwestern Electric Power Company                   Delaware

do hereby constitute and appoint E. LINN DRAPER, JR., ARMANDO A. PENA and SUSAN TOMASKY, and each of them, their attorneys-in-fact and agents, to execute for them, and in their names, and in any and all of their capacities, the Annual Report of the Company on Form 10-K, pursuant to Section 13 of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 2002, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform every act and thing required or necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have signed these presents this 26th day of February, 2003.


   /s/ E. Linn Draper, Jr.                        /s/ Robert P. Powers
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E. Linn Draper, Jr.                           Robert P. Powers


   /s/ Henry W. Fayne                             /s/ Thomas V. Shockley, III
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Henry W. Fayne                                Thomas V. Shockley, III


   /s/ Thomas M. Hagan                            /s/ Susan Tomasky
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Thomas M. Hagan                               Susan Tomasky


   /s/ Armando A. Pena
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Armando A. Pena